                                                                   EXHIBIT 10.35

      THIS FIRST SUPPLEMENTAL INDENTURE is dated as of July 23, 1998, between Details, Inc., a California corporation (the "Company"), Dynamic Circuits Inc., a Delaware corporation ("DCI"), Colorado Springs Circuits, Inc., a Colorado corporation ("NTI"), Cuplex, Inc., a Delaware corporation ("Cuplex"), and State Street Bank and Trust Company, a Massachusetts trust company, as trustee under the Indenture hereinafter mentioned (the "Trustee").

      Capitalized terms not defined herein shall have the meaning assigned to such terms in the Existing Indenture (as defined below). DCI, NTI and Cuplex are referred to herein as the "Guarantors".

      WHEREAS, the Company heretofore executed and delivered to the Trustee an indenture dated as of November 18, 1997 (the "Existing Indenture", and the Existing Indenture, as it may from time to time be supplemented or amended by one or more additional indentures supplemental thereto entered into pursuant to the applicable provisions thereof, being hereinafter called the "Indenture"), providing for the creation of and issuance of Detail's 10% Senior Subordinated Notes due 2005 (the "Notes"); and

      WHEREAS, Section 1018 of the Existing Indenture provides that the Company will cause each Restricted Subsidiary created or acquired by the Company which Guarantees the Bank Indebtedness to execute and deliver a Subsidiary Guarantee.

      NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

      That, for and in consideration of the premises herein contained and in order to comply with the terms of Section 1018 of the Existing Indenture, pursuant to Section 901 of the Existing Indenture, the Company and the Guarantors agree with the Trustee as follows:

1. Amendment of Existing Indenture

      1.1 Addition of Guarantors as Parties. The Existing Indenture is hereby amended to add each of the Guarantors as parties thereto solely for the purpose of providing the Subsidiary Guarantee set forth in Section 1.2 below.

      1.2 Article 14. The Existing Indenture is hereby amended to add a new
Article 14 as follows:

                ARTICLE FOURTEEN. EXISTING SUBSIDIARY GUARANTORS

      SECTION 1401. Pursuant to Section 1018 of this Indenture and subject to Sections 1402 and 1403 hereof, each of Dynamic Circuits Inc., Colorado Springs Circuits, Inc., and Cuplex, Inc. (collectively the "Existing Subsidiary Guarantors") hereby unconditionally Guarantee (but subject to the limitations and provisions set forth in Section 1018 hereof) on a joint and several basis, the full and prompt payment of the principal of, premium, if any and interest on Notes on a
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senior subordinated basis for so long as such Restricted Subsidiary Guarantees the Bank Indebtedness.

      SECTION 1402. The Subsidiary Guarantees provided by Cuplex, Inc. and Dynamic Circuits Inc. in Section 1401 hereof shall not be effective until July 24, 1998.

      SECTION 1403. The Subsidiary Guarantees provided in Section 1401 hereof are subject to the provisions of Section 1018 hereof, including without limitation, the limitations on the obligations of the Subsidiary Guarantors set forth therein.

      1.3 Amendment of Section 202. Pursuant to Sections 906 of the Existing Indenture, Section 202 of the Existing Indenture is hereby amended by adding the following to the end thereof:

      Discount Notes issued after July 23, 1998 shall bear the following legend:

      EACH OF DYNAMIC CIRCUITS INC., COLORADO SPRINGS CIRCUITS, INC., AND CUPLEX, INC. HAVE PROVIDED A SUBSIDIARY GUARANTEE WITH RESPECT TO THE NOTES PURSUANT TO A SUPPLEMENTAL INDENTURE DATED AS OF JULY 23, 1998.

2. Privileges and Immunities of Trustee.

      The Trustee accepts the amendment of the Indenture effected by this First Supplemental Indenture but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended. The Trustee shall not be responsible for the adequacy or sufficiency of the First Supplemental Indenture, for the due execution thereof by the Company and the Guarantors or for the recitals contained herein, which are the Company's and the Guarantors' responsibilities.

3. Miscellaneous Provisions

      3.1 Instruments to be Read Together. This First Supplemental Indenture is an indenture supplemental to and in implementation of the Existing Indenture, and said Existing Indenture and this First Supplemental Indenture shall henceforth be read together.

      3.2 Confirmation. The Existing Indenture as amended and supplemented by this First Supplemental Indenture is in all respects confirmed and preserved.

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      3.3 Counterparts. This First Supplemental Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      3.4 Governing Law. This First Supplemental Indenture shall be governed by, and be construed in accordance with, the laws of the State of New York excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the state of New York. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the state of New York and the U.S. federal courts, in each case sitting in the borough of Manhattan, and waives any objection as to venue or forum non conveniens.

                  [Remainder of Page Intentionally Left Blank]

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      IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental
Indenture to be duly executed as of the day and year first above written.


                                   DETAILS, INC.


                                   By: /s/ Bruce D. McMaster
                                       --------------------------------
                                   Name:  Bruce D. McMaster
                                   Title: President

ATTEST:


/s/ Joseph P. Gisch
-------------------------
Name:  Joseph P. Gisch
Title: Secretary

                                   DYNAMIC CIRCUITS, INC.


                                   By: /s/ Charles D. Dimick
                                       --------------------------------
                                   Name:  Charles D. Dimick
                                   Title: President and Chief Executive Officer

ATTEST:


/s/ Thomas P. Caldwell
-------------------------
Name:  Thomas P. Caldwell
Title: Secretary

                                   CUPLEX, INC.


                                   By: /s/ Charles D. Dimick
                                       --------------------------------
                                   Name:  Charles D. Dimick
                                   Title: Chief Executive Officer

ATTEST:


/s/ Thomas P. Caldwell
-------------------------
Name:  Thomas P. Caldwell
Title: Secretary


                                   COLORADO SPRINGS CIRCUITS, INC.


                                   By: /s/ Bruce D. McMaster
                                       --------------------------------
                                   Name:  Bruce D. McMaster
                                   Title: Chief Executive Officer

ATTEST:


/s/ Joseph P. Gisch
-------------------------
Name:  Joseph P. Gisch
Title: Secretary

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                                   STATE STREET BANK AND TRUST
                                   COMPANY


                                   By: /s/ Earl W. Dennison, Jr.
                                       --------------------------------
                                   Name:  Earl W. Dennison, Jr.
                                   Title: Vice President


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